UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

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Sequa Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-804	13-1885030
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Park Ave.
New York, New York 10166
(Address of principal executive offices)

(212) 986-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

Announcement and Press Release

On September 5, 2007, Sequa Corporation (the “Company”) announced that its special meeting of stockholders originally scheduled for September 11, 2007 at 9:00 a.m., local time, has been rescheduled to September 17, 2007 at 9:00 a.m., local time, at the offices of JPMorgan Chase & Co., Third Floor Auditorium, 270 Park Avenue, New York, New York 10017.  The record date for the special meeting has not been changed and remains August 27, 2007.  Stockholders who have previously sent in proxy cards or given instructions to brokers do not need to recast their votes.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger.  In connection with the Merger and required stockholder approval, the Company has filed relevant materials with the Securities and Exchange Commission, including the definitive proxy statement, which has been mailed to the stockholders of record of the Company as of August 27, 2007. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Stockholders may obtain a free copy of the definitive proxy statement and other documents filed by the Company at the Securities and Exchange Commission’s web site at http://www.sec.gov.  The definitive proxy statement and other documents also may be obtained for free from the Company’s website at http://www.sequa.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed Merger. Information regarding the interests of such directors and executive officers is set forth in the Company’s Proxy Statement for its 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2007, and information concerning all of the Company’s participants in the solicitation is included in the definitive proxy statement relating to the proposed Merger. Each of these documents is available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov or from the Company’s website at http://www.sequa.com.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release dated September 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2007
Sequa Corporation By: /s/ Kenneth J. Binder Kenneth J. Binder Executive Vice President, Finance (Chief Financial Officer)

EXHIBIT INDEX

99.1	Press Release dated September 5, 2007